EXHIBIT 10.3

SUPPLEMENTAL INDENTURE

SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of June 8, 2010, among Angiotech America, Inc. and Angiotech Florida Holdings, Inc. (each, a “Guaranteeing Subsidiary” and, collectively, the “Guaranteeing Subsidiaries”), subsidiaries of Angiotech Pharmaceuticals, Inc. (or its permitted successor), a corporation organized under the Business Corporations Act of the Province of British Columbia (the “Company”), the Company, the other Guarantors (as defined in the Indenture referred to herein) and Deutsche Bank National Trust Company, as successor to Wells Fargo Bank, N.A., as trustee under the Indenture referred to below (the “Trustee”).

W I T N E S S E T H

WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture (the “Indenture”), dated as of December 11, 2006, providing for the issuance of Senior Floating Rate Notes due 2013 (the “Notes”);

WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiaries shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiaries shall unconditionally guarantee all of the Company’s Obligations under the Notes and the Indenture on the terms and conditions set forth herein (the “Note Guarantee”); and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiaries and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2. AGREEMENT TO GUARANTEE. The Guaranteeing Subsidiaries hereby agree to provide an unconditional Guarantee on the terms and subject to the conditions set forth in the Note Guarantee and in the Indenture including but not limited to Article 10 thereof.

3. NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee, incorporator, stockholder or agent of the Guaranteeing Subsidiaries, as such, shall have any liability for any obligations of the Company or any of the Guaranteeing Subsidiaries under the Notes, any Note Guarantees, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the Securities and Exchange Commission that such a waiver is against public policy.

4. NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

5. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

6. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

7. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiaries and the Company.

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

Dated: June 8, 2010

ANGIOTECH FLORIDA HOLDINGS, INC.

By:	/s/ Jay Dent
Name: Jay Dent Title: Treasurer

ANGIOTECH AMERICA, INC.

By:	/s/ Jay Dent
Name: Jay Dent Title: Treasurer

ANGIOTECH PHARMACEUTICALS, INC.

By:	/s/ Jay Dent
Name: Jay Dent Title: SVP, Finance

AFMEDICA, INC.

By:	/s/ Jay Dent
Name: Jay Dent Title: Treasurer

AMERICAN MEDICAL INSTRUMENTS HOLDINGS, INC.

By:	/s/ David D. Phinney
Name: David D. Phinney Title: Secretary

ANGIOTECH BIOCOATINGS CORP.

By:	/s/ Jay Dent
Name: Jay Dent Title: Treasurer

ANGIOTECH CAPITAL, LLC

By:	/s/ David D. Phinney
Name: David D. Phinney Title: Manager

ANGIOTECH DELAWARE, INC. (F/K/A AMERICAN MEDICAL INSTRUMENTS, INC.

By:	/s/ David D. Phinney
Name: David D. Phinney Title: Director

ANGIOTECH INTERNATIONAL HOLDINGS, INC.

By:	/s/ Jay Dent
Name: Jay Dent Title: Director

ANGIOTECH INVESTMENT PARTNERSHIP, by its partners,

ANGIOTECH PHAMACEUTICALS, INC.

By:	/s/ Jay Dent
Name: Jay Dent Title: SVP, Finance

3091796 NOVA SCOTIA COMPANY

By:	/s/ Jay Dent
Name: Jay Dent Title: Director

ANGIOTECH PHARMACEUTICALS (US), INC.

By:	/s/ Jay Dent
Name: Jay Dent Title: SVP, Finance

BG SULZLE, INC.

By:	/s/ David D. Phinney
Name: David D. Phinney Title: Secretary

MANAN MEDICAL PRODUCTS, INC.

By:	/s/ David D. Phinney
Name: David D. Phinney Title: Secretary

MEDICAL DEVICE TECHNOLOGIES, INC.

By:	/s/ David D. Phinney
Name: David D. Phinney Title: Secretary

NEUCOLL, INC.

By:	/s/ Jay Dent
Name: Jay Dent Title: Treasurer

QUILL MEDICAL, INC.

By:	/s/ Jay Dent
Name: Jay Dent Title: Treasurer

SURGICAL SPECIALTIES CORPORATION

By:	/s/ David D. Phinney
Name: David D. Phinney Title: Secretary

SURGICAL SPECIALTIES PUERTO RICO, INC.

By:	/s/ David D. Phinney
Name: David D. Phinney Title: Secretary

SURGICAL SPECIALTIES UK HOLDINGS LIMITED

By:	/s/ Jay Dent
Name: Jay Dent Title: Secretary

0741693 B.C. LTD.

By:	/s/ Jay Dent
Name: Jay Dent Title: SVP, Finance

3091796 NOVA SCOTIA COMPANY

By:	/s/ Jay Dent
Name: Jay Dent Title: Director

DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee

By:	/s/ Katherine Cohic
Authorized Signatory